SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.   20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 13, 2005
Date of Report (Date of earliest event reported)

TSI, Inc.
(Exact name of small business issuer as specified in its charter)

Commission file number  0-2054

Montana					81-0267738
(State of Incorporation)		(IRS Employer Identification
                                         Number)

128 Second Street South, Great Falls, Montana   59405
(Address of Principal Executive Offices)

(406) 727-2600
(Issuer's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction
A.2. below)

[   ]  Written communications pursuant to Rule 425 under the Securities
        Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b)
        under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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ITEM 4.01  	CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT.

     On July 13 , 2005, TSI, Inc. engaged Williams & Webster, P.S.,
601 W. Riverside, Suite 1940, Spokane, Washington   99201-0611 as its new
independent registered public accounting firm. The Company's Board of Directors approved this appointment.

     Prior to the engagement of Williams & Webster, P.S., the Company did not consult with such firm regarding the application of accounting principles to a specific completed or contemplated transaction, or any matter that was either the subject of a disagreement or a reportable event. The Company did not consult with Williams & Webster, P.S. regarding the type of audit opinion which might be rendered on the Company's financial statements and no oral or written report was provided by Williams & Webster, P.S.



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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

						TSI, Inc.

Dated:	  July 14 , 2005		/s/John Ross
                                        President



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